CREDIT FACILITY	6 Months Ended
Jun. 30, 2026
Line of Credit Facility [Abstract]
CREDIT FACILITY

NOTE 6 - CREDIT FACILITY

Revolving facility

On June 4, 2026, Limco-Piedmont Inc. (the “Borrower”), a wholly owned subsidiary of TAT Technologies Ltd. (the “Company”), entered into a senior secured credit agreement (the “Credit Agreement”) with a syndicate of bank lenders. The Credit Agreement provides for a $75.0 million revolving credit facility (the “Revolving Facility”), with an incremental feature by an aggregate amount not to exceed the greater of $25.0 million and 100% of consolidated EBITDA as of the most recently completed fiscal quarter. The Credit Facility also includes a $2.5 million swingline sub-facility and up to $5.0 million in letters of credit, with a maturity date of June 4, 2029. The Revolving Facility may be used for working capital, capital expenditures, acquisitions, refinancing of existing indebtedness, and other general corporate purposes. Borrowings may be repaid and re-borrowed during the term of the agreement.

At closing, the Company utilized initial borrowings under the Revolving Facility to repay certain existing indebtedness and transaction-related obligations amounting to $10.9 million. In addition, approximately $0.7 million of financing fees and lender-related costs were incurred in connection with the transaction, including upfront loan and syndication fees. As a result of these transactions, the Revolving Facility effectively refinanced and replaced prior credit arrangements, simplifying the Company’s capital structure.

Loans under the Credit Agreement bear interest, at the Company’s option, at either: a Term SOFR-based rate, plus an applicable margin ranging from 1.75% to 2.50%, or an alternate base rate (“ABR”), plus an applicable margin ranging from 0.75% to 1.50%, in each case based on the Company’s consolidated leverage ratio. In addition, the Company is required to pay a commitment fee ranging from 0.20% to 0.35% per annum on the unused portion of the facility.

The obligations under the Credit Agreement are fully secured by substantially all assets of the Company and its subsidiaries, including accounts receivable, inventory, equipment, intellectual property, and certain real property.

The Credit Agreement is guaranteed by the Company and its domestic and Israeli subsidiaries on a joint and several basis.

The Company is subject to customary financial covenants under the Credit Agreement, including: a maximum Total Net Leverage Ratio, and a minimum Fixed Charge Coverage Ratio. The Company is also subject to additional affirmative and negative covenants that restrict, among other things: additional indebtedness, investments and restricted payments, asset sales, and certain affiliate transactions. As of June 30, 2026, the Company was in compliance with all financial covenants.

As of June 30, 2026, the Company had $11.5 million in outstanding borrowings under the Revolving Facility, and $88.5 million available for future borrowings.

Letters of Credit

The Company may request issuance of standby letters of credit under the Revolving Facility, subject to a $5.0 million sublimit. As of June 30, 2026, there are no outstanding letters of credit.